Employee Benefits	12 Months Ended
Dec. 31, 2021
Postemployment Benefits [Abstract]
Employee Benefits
21. EMPLOYEE BENEFITS
Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to the employees. Chinese labor regulations require that the PRC subsidiaries of the Group make contributions to the government for these benefits based on certain percentage of the employees’ salaries, up to a maximum amount specified by the government. The Group has no legal obligation for the benefits beyond the contribution made. The total amounts charged to the consolidated statements of comprehensive income (loss) for such employee benefits amounted to approximately RMB14,152, RMB10,049 and RMB26,426 for the years ended December 31, 2019, 2020 and 2021, respectively.